EXHIBIT 2
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                        DIRECTORS AND EXECUTIVE OFFICERS
                                       OF
                          FAMILY LIFE INSURANCE COMPANY

           The following information is provided with regard to the directors and executive officers of Family Life Insurance Company. The principal business address of each of such persons is 6500 River Place Blvd., Building One, Austin, Texas 78730 unless otherwise indicated.

                                    DIRECTORS

Name and Business Address             Present Principal Occupation or Employment
-------------------------             ------------------------------------------

Jeffrey H. Demgen                     Vice President of FIC and the Company;
                                      Executive Vice President of Family Life
                                      Insurance Company, Investors Life Company of North America and Investors Life
                                      Company of Indiana

Theodore A. Fleron                    Vice President and Assistant Secretary of
                                      FIC and the Company; Senior Vice
                                      President, General Counsel and Assistant
                                      Secretary of Investors Life Company of
                                      North America, Investors Life Company of
                                      Indiana and Family Life Insurance Company

James M. Grace                        Vice President and Treasurer of FIC and
                                      the Company; Executive Vice President and
                                      Treasurer of Investors Life Company of
                                      North America, Investors Life Company of
                                      Indiana and Family Life Insurance Company

Roy F. Mitte                          Chairman of the Board, President and
                                      Chief Executive Officer of FIC, the
                                      Company, Investors Life Company of North
                                      America, Investors Life Company of
                                      Indiana and Family Life Insurance
                                      Company; Chairman of the Board of ILG
                                      Securities Corporation; Director and
                                      President, Roy F. Mitte and Joann Cole
                                      Mitte Foundation

Steven P. Schmitt                     Vice President and Secretary of FIC and
                                      the Company; Executive Vice President and
                                      Secretary of Investors Life Company of
                                      North America, Investors Life Company of
                                      Indiana and Family Life Insurance Company


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                               EXECUTIVE OFFICERS

Name and Business Address             Present Principal Occupation or Employment
-------------------------             ------------------------------------------

Roy F. Mitte                          Chairman of the Board, President and
                                      Chief Executive Officer of FIC, the
                                      Company, Investors Life Company of North
                                      America, Investors Life Company of
                                      Indiana and Family Life; Chairman of the
                                      Board of ILG Securities Corporation;
                                      Director and President, Roy F. Mitte and
                                      Joann Cole Mitte Foundation

James M. Grace                        Vice President and Treasurer of FIC and
                                      the Company; Executive Vice President and
                                      Treasurer of Investors Life Company of
                                      North America, Investors Life Company of
                                      Indiana and Family Life Insurance Company

Steven P. Schmitt                     Vice President and Secretary of FIC and
                                      the Company; Executive Vice President and
                                      Secretary of Investors Life Company of
                                      North America, Investors Life Company of
                                      Indiana and Family Life Insurance Company

Jeffrey H. Demgen                     Vice President of FIC and the Company;
                                      Executive Vice President of Family Life
                                      Insurance Company, Investors Life Company of North America and Investors Life
                                      Company of Indiana










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